Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated January 25, 2016
to the currently effective Summary Prospectus and Statutory Prospectuses (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), for Guggenheim Diversified Income Fund, each dated November 17, 2015, each as supplemented from time to time (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI for the Fund and should be read in conjunction with the Prospectuses and SAI.

Effective on or about January 29, 2016, the Fund will commence operations and all share classes of the Fund, other than Class R6 shares, will be offered for sale to investors.

Investors should retain this supplement for future reference.